UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): December 1, 2013

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 7.01. REGULATION FD DISCLOSURE

On December 1, 2013, Empire Global Corp. issued a press release announcing it has signed a letter of intent to enter into a Lease with Option to Buy Agreement to acquire the El Sabanero Beach Hotel and Casino in Guanacaste, Costa Rica. The company will pay $500,000 to the current option holders. The company's press release announcing the Letter of Intent is included as Exhibit 99.1.

Item 8.01 OTHER EVENTS

On December 1, 2013, Empire Global Corp. signed a letter of intent with Finca Zephir Veintitre S.A. to enter into a Lease with Option to Buy Agreement to acquire the El Sabanero Beach Hotel and Casino situated on Flamingo Beach, in Santa Cruz, Guanacaste, Costa Rica.

The company will pay $500,000 to Finca Zephir Veintitre S.A. which represents total consideration including the original escrow deposits, capital expenditures for construction and reconditioning of the property completed up to the date of closing, and the assumption of all lease and operating obligations related to the property on a go forward basis from the closing.

The transaction is subject to the completion of a Material Definitive Agreement to take effect on January 1, 2014. Under the proposed Lease Agreement, Empire Global Corp. will lease the property with an option to buy over a period of 3 years, during which the company will provide working capital and funds to upgrade the hotel rooms and amenities as well as engage a casino management firm to refurbish, install and operate a casino in the dedicated casino hall.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated December 1, 2013.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  December 1, 2013.                 EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHAEL CIAVARELLA
                                          -----------------------------
                                          MICHAEL CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer



EXHIBIT INDEX

Exhibit Number     Description
---------------    -------------------------------------------------------------
99.1               Press Release dated December 1, 2013 captioned "Empire Global
                   Corp. Signs Letter of Intent to Lease Beach Resort and Casino in Costa Rica."